UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 1, 2007

Milacron Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-08485	311062125
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2090 Florence Avenue, Cincinnati, Ohio		45206
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(513) 487-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.01 Changes in Control of Registrant.

On October 2, 2007, Ohio Plastics, LLC ("Bayside"), a wholly-owned affiliate of Bayside Capital, Inc., purchased all of the Company’s 6% Series B Convertible Preferred Stock ("Series B Stock") held by Glencore Finance AG ("Glencore") (the "Transaction"), amounting to 287,500 shares or 57.5% of the outstanding Series B Stock. Holders of Series B Stock have the ability to elect a majority of the Company's board of directors. Bayside paid $17,937,500 for the Series B Stock at closing. The transaction was a private transaction between Bayside and Glencore and the Company is not aware of the source of funds utilized by Bayside. Related to the Transaction, the Company and Glencore Finance AG entered into a Voting Agreement which is discussed below.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 2, 2007, Mark Jacobson, Duane Stullich, Thomas Thompson and Brent Williams resigned as Series B directors from the Company’s board of directors.

(c) On October 2, 2007, John Bolduc, John Caple, Tiffany Kosch and Lewis Schoenwetter were appointed as new Series B directors (the "New Directors"). Board compensation (as defined in the Director Fee Agreement discussed below) that would otherwise be delivered to the New Directors or any other director who is an employee or affiliate of Bayside shall instead be delivered to Bayside, and any equity or equity-based component of board compensation will be delivered to Bayside in the form of cash of equivalent value. Mr. Bolduc and Ms. Kosch will serve on the Personnel and Compensation Committee and the Nominating and Corporate Governance Committee of the board of directors.

(e) In connection with the Transaction described in Item 5.01 herein, the Company took the actions discussed below. In order to facilitate the Transaction, the Company’s executive officers, and its affected non-employee directors, provided their consents to modification of outstanding awards and change of control agreements discussed below so that the awards and benefits were not triggered solely as a result of the Transaction.

Retirement Plan for Non-Employee Directors.
On October 1, 2007, the Milacron Inc. Retirement Plan for Non-Employee Directors was amended by deleting the definition of "Change of Control" in its entirety and replacing it with the definitions of a "change in the ownership" and a "change in the ownership of a substantial portion of the assets" of the Company within the meaning of Section 409A of the Internal Revenue Code (the "Code"). The plan, amended as of October 1, 2007, is attached hereto as Exhibit 10.1.

Executive Severance Agreements.
On October 1, 2007, each Executive Severance Agreement between the Company and its executive officers was amended, with the consent of such executive officers, to provide that the Transaction shall not constitute a "Change in Control" under the Executive Severance Agreement and, accordingly, the occurrence of the Transaction did not result in any circumstances, events or changes being triggered thereunder solely as a result of the Transaction including, without limitation, any of the following: (a) the accelerated vesting of any equity-based awards granted to the executive officer before the Transaction, (b) the acceleration of the payment of the executive officer's 2007 target bonus pursuant to the Company's Annual Bonus Program (as defined in the executive officer's Executive Severance Agreement) and (c) any additional benefits which would otherwise be provided thereunder upon the executive officer's "Qualifying Termination". In addition, the Company shall indemnify the executive officer for any additional taxes and liabilities resulting from any failure to comply with Section 409A of the Code. The form of Amendment to Executive Severance Agreement for R. C. McKee, is attached hereto as Exhibit 10.2. The form of Amendment to Executive Severance Agreement for the remainder of the named executive officers is attached hereto as Exhibit 10.3.

Awards Granted under the Long-Term Incentive Plans.
On October 1, 2007, with respect to any outstanding awards granted to executive officers under the Company's 1994 Long-Term Incentive Plan, the 1997 Long-Term Incentive Plan or the 2004 Long-Term Incentive Plan, such awards were amended, with the consent of such executive officers, to provide that the Transaction did not constitute a "Change in Control" under each such award and, accordingly, the occurrence of the Transaction did not result in any circumstances, events or changes being triggered thereunder solely as a result of the Transaction including, without limitation, any of the following: (a) the accelerated vesting, exercisability, release, realization or payment of any awards and (b) the deemed satisfaction of any performance criteria related to such awards. In addition, the Company shall (a) indemnify the participant for any additional taxes and liabilities resulting from any failure to comply with Section 409A of the Code and (b) increase the per unit value of the Performance Unit Award by $0.20 for R. D. Brown in order to allow R. D. Brown to both waive the acceleration of benefits that would otherwise occur due to the Transaction and, in so doing, remain compliant with Section 409A of the Code. The form of award amendment consented to by R. D. Brown is attached hereto as Exhibit 10.4. The form of award amendment consented to by the other named executive officers is attached hereto as Exhibit 10.5.

Long-Term Incentive Plans.
On October 1, 2007, the Company's 1994 Long-Term Incentive Plan, 1997 Long-Term Incentive Plan and 2004 Long-Term Incentive Plan were amended to provide that, with respect to awards granted thereunder after February 22, 2007, the Transaction did not constitute a "Change in Control" under each such Plan and, accordingly, the occurrence of the Transaction did not result in any circumstances, events or changes being triggered thereunder solely as a result of the Transaction including, without limitation, any of the following: (a) the accelerated vesting, exercisability, release, realization or payment of any awards and (b) the deemed satisfaction of any performance criteria related to any awards. The 2004 Long-Term Incentive Plan was further amended to provide that, with respect to performance based awards thereunder, the determination of the amount that becomes payable and vested for any participant will be determined without regard to the charges related to the vesting of 159,734 shares of common stock of the Company due to, and the transaction related direct costs (up to an aggregate maximum of $500,000) associated with, the Transaction. The Milacron Inc. 1994 Long-Term Incentive Plan, amended as of October 1, 2007, is attached hereto as Exhibit 10.6. The Milacron Inc. 1997 Long-Term Incentive Plan, amended as of October 1, 2007, is attached hereto as Exhibit 10.7. The Milacron Inc. 2004 Long-Term Incentive Plan, amended as of October 1, 2007, is attached hereto as Exhibit 10.8.

2002 Short-Term Incentive Plan.
On October 1, 2007, the Company's 2002 Short-Term Incentive Plan was amended to provide that the Transaction did not constitute a "Change in Control" thereunder and, accordingly, the occurrence of the Transaction did not result in any circumstances, events or changes being triggered solely thereunder as a result of the Transaction including, without limitation, the accelerated payment of each participant's "Base Incentive Award" thereunder. The 2002 Short-Term Incentive Plan was further amended to provide that the determination of the amount payable under the Plan for any participant for the Company's 2007 plan year will be determined without regard to the charges related to the vesting of 159,734 shares of common stock of the Company due to, and the transaction related direct costs (up to an aggregate maximum of $500,000) associated with, the Transaction. The Milacron Inc. 2002 Short Term Incentive Plan, amended as of October 1, 2007, is attached hereto as Exhibit 10.9.

Supplemental Retirement Plans.
On October 1, 2007,The Company's Supplemental Retirement Plan, Supplemental Pension Plan, Supplemental Executive Retirement Plan and Supplemental Executive Pension Plan (herein, the "Supplemental Plans") were amended to provide that the Transaction did not constitute a "Change in Control" under the Supplemental Plans and, accordingly, the occurrence of the Transaction did not result in any circumstances, events or changes being triggered thereunder solely as a result of the Transaction including, without limitation, any of the following: (a) the accelerated participation and vesting of benefits under the Supplemental Plans upon a Qualifying Termination (as defined in the Supplemental Plans) and (b) the prohibition of the Company to amend, modify or terminate the Supplemental Plans for a 24-month period beginning on a Change in Control. The Milacron Inc. Supplemental Retirement Plan, amended as of October 1, 2007, is attached hereto as Exhibit 10.10. The Milacron Inc. Supplemental Pension Plan, amended as of October 1, 2007, is attached hereto as Exhibit 10.11. The Milacron Inc. Supplemental Executive Retirement Plan, amended as of October 1, 2007, is attached hereto as Exhibit 10.12. The Milacron Inc. Supplemental Executive Pension Plan, amended as of October 1, 2007, is attached hereto as Exhibit 10.13.

Supplemental Retirement Plan Trust Agreement.
The Company's Supplemental Retirement Plan Trust Agreement was revoked and terminated effective October 1, 2007.

Special Executive Retention and Severance Agreement
On October 1, 2007, the Company and each of the Company’s executive officers, including the named executive officers, entered into a Special Executive Retention and Severance Agreement ("SERSA"). Pursuant to the SERSA, each executive officer agreed that the Transaction would not constitute a change of control with regard to awards and benefits that would otherwise be triggered under the Company’s benefit plans in which the executive officer participates and would not provide the basis for the executive to terminate his employment for "good reason" under the Milacron Inc. Executive Retention/Separation Plan. In exchange for their agreements, the Company agreed that each executive officer, other than R. D. Brown, will, upon a termination from the Company without cause within twenty-four months following the Transaction (the "Protection Period"), receive a cash severance payment based on the potential award available for the 2007 plan year pursuant to the 2002 Short-Term Incentive Plan and cash based awards under the 2004 Long-Term Incentive Plan that would otherwise have been payable in the event of a change in control. The amount of the cash severance payments in such event for the named executive officers is as follows: R. A. Anderson $454,000, H. C. O’Donnell $339,700, and R. C. McKee $317,550. All of the executives will remain participants in the Executive Retention/Separation Plan and the Supplemental Plans during the Protection Period, and each executive’s benefits under those plans may not be modified or amended within the Protection Period. Other than R. D. Brown, the executives will fully vest in any of the Company’s Supplemental Plans in which they participate upon the executive’s termination without cause or resignation for good reason, as defined in the SERSA, during the Protection Period. R. D. Brown will become fully vested in the Supplemental Executive Retirement Plan and the Supplemental Retirement Plan upon attaining age 55 or as otherwise provided in the Supplemental Plan. The executives will also receive additional age and service credit under the Supplemental Plans upon a termination without cause or a resignation for good reason during the Protection Period. Finally, each executive will be entitled to a tax gross-up with respect to amounts payable or benefits provided under the SERSA that are subject to the 20% excise tax imposed under Section 4999 of the Code, and with respect to any such amounts that are subject to taxes and penalties under Section 409A of the Code. The form of Special Executive Retention and Severance Agreement entered into with R. D. Brown is attached hereto as Exhibit 10.14. The form of Special Executive Retention and Severance Agreement entered into with the remainder of the Company’s named executive officers is attached hereto as Exhibit 10.15.

Milacron Inc. Director Deferred Compensation Plan
On October 1, 2007, the definition of "Participant" in the Milacron Inc. Director Deferred Compensation Plan was amended so as to exclude from participation in the plan any member of the board of directors who is an employee or affiliate of Bayside so long as the Director Fee Agreement referenced above is effective. The Milacron Inc. Director Deferred Compensation Plan, amended as of October 1, 2007 is attached hereto as Exhibit 10.16.

Amendment of Director Awards
On October 1, 2007, an award granted pursuant to the Milacron Inc. 2004 Long-Term Incentive Plan to Donald R. McIlnay and an award granted under the Milacron Inc. Director Deferred Compensation Plan to Sallie B. Bailey were amended with each participant’s consent to provide that the Transaction did not constitute a "Change in Control" under each such award and, accordingly, the occurrence of the Transaction did not result in any circumstances, events or changes being triggered thereunder solely as a result of the Transaction including, without limitation, any of the following: (a) the accelerated vesting, exercisability, release, realization or payment of any awards and (b) the deemed satisfaction of any performance criteria related to such awards. In addition, the Company shall indemnify the participant for any additional taxes and liabilities resulting from any failure to comply with Section 409A of the Code. The form of Notice of Amendment of Award for Donald R. McIlnay is attached hereto as Exhibit 10.17 and the form of the Notice of Amendment of Award for Sallie B. Bailey is attached hereto as Exhibit 10.18.

Director Fee Agreement
On October 2, 2007, the Company entered into a Director Fee Agreement with Bayside pursuant to which board compensation (as defined in the Director Fee Agreement) that would otherwise be delivered to a director who is an employee or affiliate of Bayside shall instead be delivered to Bayside, and any equity or equity-based component of board compensation will be delivered to Bayside in the form of cash of equivalent value. The Director Fee Agreement is attached hereto as Exhibit 10.19.

Rights Agreement
The Company and Mellon Investor Services LLC entered into amendments numbers 3 and 4 of the Rights Agreement between such parties. Amendments numbers 3 and 4 were adopted on October 1, 2007, and October 2, 2007, respectively, and have the effect of preventing the Voting Agreement (in the case of amendment number 3) and the Transaction (in the case of amendment number 4) from causing the rights under the Rights Agreement to become exercisable.Amendment No. 3 to Rights Agreement is attached hereto as Exhibit 10.20 and Amendment No. 4 to Rights Agreement is attached hereto as Exhibit 10.21.

Voting Agreement
The Company and Glencore Finance AG entered into a Voting Agreement which secures Glencore’s commitment to vote Series B Stock which it may be entitled to vote at a specially called meeting of the Company’s shareholders in favor of certain amendments to the Company’s charter. The Voting Agreement is attached hereto as Exhibit 10.22.

Item 8.01 Other Events.

On October 3, 2007, the Company issued a News Release disclosing that the Company’s board of directors approved the Transaction and announcing the departure and appointment of certain Series B directors. The Company’s News Release dated October 3, 2007 is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

10.1 Milacron Inc. Retirement Plan for Non-Employee Directors, as amended October 1, 2007

10.2 Form of Amendment to Executive Severance Agreement relative to Robert C. McKee

10.3 Form of Amendment to Executive Severance Agreement relative to R. D. Brown, R. A. Anderson and H. C. O'Donnell

10.4 Form of Award Amendment Agreement relative to R. D. Brown

10.5 Form of Award Amendment Agreement relative to R. A. Anderson, H. C. O'Donnell and R. C.
McKee

10.6 Milacron Inc. 1994 Long-Term Incentive Plan, as amended October 1, 2007

10.7 Milacron Inc. 1997 Long-Term Incentive Plan, as amended October 1, 2007

10.8 Milacron Inc. 2004 Long-Term Incentive Plan, as amended October 1, 2007

10.9 Milacron Inc. 2002 Short-Term Incentive Plan, as amended October 1, 2007

10.10 Milacron Inc. Supplemental Retirement Plan, as amended October 1, 2007

10.11 Milacron Inc. Supplemental Pension Plan, as amended October 1, 2007

10.12 Milacron Inc. Supplemental Executive Retirement Plan, as amended October 1, 2007

10.13 Milacron Inc. Supplemental Executive Pension Plan, as amended October 1, 2007

10.14 Form of Special Executive Retention and Severance Agreement relative to R. D. Brown

10.15 Form of Special Executive Retention and Severance Agreement relative to R. A. Anderson, H. C. O'Donnell and R. C. McKee

10.16 Milacron Inc. Director Deferred Compensation Plan, amended as of October 1, 2007

10.17 Form of Notice of Amendment of Award relative to D. R. McIlnay

10.18 Form of Notice of Amendment of Award relative to S. B. Bailey

10.19 Director Fee Agreement

10.20 Amendment No. 3 to Rights Agreement dated as of October 1, 2007 between Milacron Inc. and Mellon Investor Services LLC

10.21 Amendment No. 4 to Rights Agreement dated as of October 2, 2007 between Milacron Inc. and Mellon Investor Services LLC

10.22 Voting Agreement dated as of October 2, 2007 between Milacron Inc. and Glencore Finance AG

99.1 News Release of Milacron Inc. dated October 3, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Milacron Inc.

October 5, 2007	By:	Hugh C. O'Donnell

Name: Hugh C. O'Donnell
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Milacron Inc. Retirement Plan for Non-Employee Directors, as amended October 1, 2007
10.2	Form of Amendment to Executive Severance Agreement relative to Robert C. McKee
10.3	Form of Amendment to Executive Severance Agreement relative to R. D. Brown, R. A. Anderson and H. C. O'Donnell
10.4	Form of Award Amendment Agreement relative to R. D. Brown
10.5	Form of Award Amendment Agreement relative to R. A. Anderson, H. C. O'Donnell and R. C. McKee
10.6	Milacron Inc. 1994 Long-Term Incentive Plan, as amended October 1, 2007
10.7	Milacron Inc. 1997 Long-Term Incentive Plan, as amended October 1, 2007
10.8	Milacron Inc. 2004 Long-Term Incentive Plan, as amended October 1, 2007
10.9	Milacron Inc. 2002 Short-Term Incentive Plan, amended as of October 1, 2007
10.10	Milacron Inc. Supplemental Retirement Plan, as amended October 1, 2007
10.11	Milacron Inc. Supplemental Pension Plan, as amended October 1, 2007
10.12	Milacron Inc. Supplemental Executive Retirement Plan, as amended October 1, 2007
10.13	Milacron Inc. Supplemental Executive Pension Plan, as amended October 1, 2007
10.14	Form of Special Executive Retention and Severance Agreement relative to R. D. Brown
10.15	Form of Special Executive Retention and Severance Agreement relative to R. A. Anderson, H. C. O'Donnell and R. C. McKee
10.16	Milacron Inc. Director Deferred Compensation Plan, amended as of October 1, 2007
10.17	Form of Notice of Amendment of Award relative to D. R. McIlnay
10.18	Form of Notice of Amendment of Award relative to S. B. Bailey
10.19	Director Fee Agreement
10.20	Amendment No. 3 to Rights Agreement dated as of Jun 9, 2004 between Milacron Inc. and Mellon Investor Services LLC
10.21	Amendment No. 4 to Rights Agreement dated as of Jun 9, 2004 between Milacron Inc. and Mellon Investor Services LLC
10.22	Voting Agreement dated as of October 2, 2007 between Milacron Inc. and Glencore Finance AG
99.1	News Release of Milacron Inc. dated October 3, 2007